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                    SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                       event reported): February 10, 2004

                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                        0-13347                        06-152875
 (State of                  (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)

 One Bridge Plaza, Fort Lee, New Jersey                          07024
(Address of principal executive offices)                       (Zip Code)

                                 (201) 592-6451
                         (Registrant's telephone number,
                              including area code)

                        Change Technology Partners, Inc.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

         Effective February 10, 2004, pursuant to an Agreement and Plan of Merger dated as of August 13, 2003, and amended by Amendment No. 1 to Agreement and Plan of Merger dated as of November 14, 2003 (as amended, the "Merger Agreement"), by and among Change Technology Partners, Inc. (the "Company" or "CTP"), CTP/N Merger Corp., a wholly-owned subsidiary of the Company ("Merger Sub"), and Neurologix, Inc. ("Old Neurologix"), Merger Sub was merged with and into Old Neurologix, with Old Neurologix continuing as the surviving corporation and becoming a wholly-owned subsidiary (the "Merger"). As a result of the Merger, Old Neurologix changed its name to Neurologix Research, Inc.

         The Company's stockholders approved the merger, as well as amendments to the Company's certificate of incorporation, at a special meeting held on February 9, 2004. The amendments to the Company's certificate of incorporation
(i) increased the number of authorized shares of the Company's common stock from 500,000,000 shares to 750,000,000 shares, (ii) decreased the par value of the Company's common stock from $0.01 per share to $0.001 per share, (iii) changed the name of the Company to "Neurologix, Inc." and (iv) increased the size of and divided the Company's board of directors into three classes, with staggered three-year terms for each class. As a result of the Company's name change, effective as of the opening of trading on February 12, 2004, the Company's common stock will be quoted on the OTC Bulletin Board under the symbol NLGX.

         Pursuant to the Merger Agreement and as a result of the Merger, each share of Old Neurologix common stock and Series B convertible preferred stock outstanding at the effective time of the Merger was converted into the right to receive 69.0135 shares of the Company's common stock, par value $0.001 per share (the "Exchange Ratio"). The Exchange Ratio was determined in accordance with the terms of the Merger Agreement and depended on the "Total CTP Existing Shares," the "Total Neurologix Existing Shares" and "CTP's Net Cash Assets," each as defined in the Merger Agreement, as of the effective time of the Merger. As of the effective time of the Merger, there were 189,504,565 Total CTP Existing Shares and 5,813,632 Total Neurologix Existing Shares, and CTP's Net Cash Assets equaled $7,084,731. As a result of the Merger, the Company will issue to the former stockholders of Old Neurologix an aggregate number of shares of the Company common stock representing approximately 68% of the total number shares of the Company's common stock outstanding after the Merger.

         The issuance of the Company's common stock under the Merger Agreement as described above was registered under the Securities Act of 1933 pursuant to the Company's registration statement on Form S-4 (File No. 333-110504) (the "Registration Statement") filed with the Securities and Exchange Commission on November 14, 2003, amended on January 8, 2004, and declared effective on January 12, 2004. A copy of the Merger Agreement is attached as appendices A and B to the proxy statement/prospectus included in the Registration Statement and is incorporated herein by reference.

         Prior to the Merger, the Company and its consolidated subsidiary had limited continuing operating activities. Following the Merger, the Company intends to continue to operate the business of Old Neurologix, which is a developer of proprietary gene therapies for treating central nervous system disorders.


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         The Company's press release dated February 11, 2004, announcing the
Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.  Other Events.

         The Company's press release dated February 11, 2004, announcing the change in its ticker symbol is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                  (1) The historical consolidated financial statements of Old Neurologix, including Old Neurologix's balance sheet at December 31, 2002 and 2001, statements of operations, changes in stockholders' deficiency and cash flows for each of the years ended December 31, 2002, 2001 and 2000 and the period from February 12, 1999 (date of inception) through December 31, 2002, the notes thereto and the report of J.H. Cohn LLP thereon were previously filed on January 8, 2004, with the Securities and Exchange Commission as part of Amendment No. 1 (the "Amendment") to the Company's registration statement on Form S-4 (File No. 333-110504) which was declared effective on January 12, 2004 and are incorporated herein by reference.

                  (2) The unaudited condensed financial statements of Old Neurologix, including Old Neurologix's unaudited condensed balance sheet at September 30, 2003, and the unaudited condensed statements of operations, changes in stockholders' deficiency, and cash flows for the nine months ended September 30, 2003 and 2002 and the period from February 12, 1999 (date of inception) through September 30, 2003, and the notes thereto, were previously filed as part of the Amendment and are incorporated herein by reference.

         (b) Pro Forma Financial Information.

                  The unaudited pro forma condensed combined financial statements of Old Neurologix as of and for the nine months ended September 30, 2003 and for the year ended December 31, 2002 giving effect to the Merger in accordance with Article 11 of Regulation S-X were previously filed as part of the Amendment and are incorporated herein by reference.

         (c) Exhibits

         2.1 Agreement and Plan of Merger dated as of August 13, 2003, by and among Change Technology Partners, Inc., CTP/N Merger Corp., and Neurologix, Inc.


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                  (previously filed with the Securities and Exchange Commission as Appendix A to the Amendment and incorporated herein by reference).

         2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of November 14, 2003, by and among Change Technology Partners, Inc., CTP/N Merger Corp., and Neurologix, Inc. (previously filed with the Securities and Exchange Commission as Appendix B to the Amendment and incorporated herein by reference).

         99.1     Press release dated February 11, 2004.

         99.2     Press release dated February 11, 2004.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NEUROLOGIX, INC.



                                  By: /s/ Mark Hoffman
                                     ------------------------------------------
                                     Name: Mark Hoffman
                                     Title: Treasurer and Secretary

Date: February 12, 2004

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                          Index to Exhibits Filed with
             The Current Report on Form 8-K Dated February 12, 2004


Exhibit                                Description

2.1 Agreement and Plan of Merger dated as of August 13, 2003, by and among Change Technology Partners, Inc., CTP/N Merger Corp., and Neurologix, Inc. (previously filed with the Securities and Exchange Commission as Appendix A to the Amendment and incorporated herein by reference)

2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of November 14, 2003, by and among Change Technology Partners, Inc., CTP/N Merger Corp., and Neurologix, Inc. (previously filed with the Securities and Exchange Commission as Appendix B to the Amendment and incorporated herein by reference)

99.1         Press Release dated February 11, 2004

99.2         Press Release dated February 11, 2004

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